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                                                                  EXHIBIT 10.20



                                                                  EXECUTION COPY
                                                                  --------------

                                ESCROW AGREEMENT
                                ----------------

     This ESCROW AGREEMENT (this "Agreement"), dated as of the 23rd day of April, 2000, by and among MRV Communications, Inc. ("MRV"), the Selling Shareholders of Optronics International Corp. ("OIC") and the law firm of Baker & McKenzie, Taipei Office (the "Escrow Agent") having David T. Liou as its representative.

                                    WITNESSTH

     WHEREAS, MRV and Selling Shareholders have entered into a Stock Purchase Agreement dated April 23, 2000 (the "SPA") pursuant and subject to which MRV is acquiring up to One Hundred Percent (100%), but not less than Seventy Five Percent (75%), of the shares of OIC ("OIC Shares") from Selling Shareholders;

     WHEREAS, all capitalized terms not otherwise defined herein have the meaning ascribed to such term in the SPA; and

     WHEREAS, Section 10.2.3 of the SPA contemplates that the Parties will enter into an agreement with the Escrow Agent pursuant to which the Escrow Agent will hold up to Six Hundred and Eighty Thousand (680,000) MRV Shares, subject to pro rata adjustment based on the percentage of OIC Shares acquired by MRV, to be issued to the Selling Shareholders of OIC under the SPA in escrow.

     WHEREAS, Section 10.2.3 of the SPA contemplates that the representations, warranties, covenants and obligations of the Selling Shareholders shall be secured by placing the aforesaid MRV Shares owned by Selling Shareholders in escrow under this Agreement;

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and conditions set forth below, the parties hereto hereby agree as follows:

1. At the Closing, MRV shall transfer the Escrowed Shares to the Selling Shareholders and then the Selling Shareholders shall deliver the Escrowed Shares directly to the Escrow Agent. The title of the Escrowed Shares shall be under the name of the authorized representative of the Selling Shareholders or as otherwise agreed by MRV. The Escrowed Shares delivered to the Escrow Agent shall be in the form of one (1) share certificate or other form as reasonably deemed appropriate by MRV. The Selling Shareholders will deliver to the Escrow Agent a Power of Attorney and a Stock Assignment, as attached in the Appendix A and B hereof, respectively, and with respect to the Escrowed Shares granting the Escrow Agent the exclusive right to vote, transfer, sell, assign, pledge and/or otherwise dispose of the Escrowed Shares according to MRV's instruction.


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2.   The Escrow Agent agrees to keep the Escrowed Shares in a security vault or safe deposit box, and will act with respect to such Escrowed Shares pursuant to the terms of this Agreement and the SPA.

3. The Selling Shareholders represent that Mr. C. J. Hwang (or his lawful successors designated by Selling Shareholders) has the power of attorney from all other Selling Shareholders in connection with any acts or omissions regarding disposition of the Escrowed Shares stipulated herein.

4. On the date which is two (2) years from the date of Closing defined in SPA (or, if not a business day, then on the next occurring business day thereafter), the Escrow Agent shall deliver to Mr. C. J. Hwang (or his lawful successors designated by Selling Shareholders) on behalf of the Selling Shareholders all of the Escrowed Shares subject to the SPA and this Agreement.

5. Except for the Escrow Shares belonging to Principal Employees, the Parties agree that one third (1/3) of the Escrowed Shares, or of the Escrowed Shares remaining after any call down exercised by MRV under Article 10 of the SPA, as the case may be, shall be released by the Escrow Agent to the Selling Shareholders on the date which is one (1) calendar year following the Closing Date. The remainder of the Escrow Shares shall be released on the date in accordance with Article 4 hereof.

6. The Escrow Agent may take any action, including without limitation the transfer of title and possession of the affected Escrowed Shares to MRV, not specified in this Agreement upon receipt by the Escrow Agent of MRV's instruction to deal with the situations, including without limitation, relating to the disputes among the parties in connection of Section 10.2 and other provisions of the SPA and this Agreement as may be applicable, or claims by any third party directly or indirectly, formally or informally, filed, occurred or made known to MRV or the Escrow Agent. If the above third party claim is filed, occurred or made known to MRV or the Escrow Agent, the title of the Escrowed Shares shall be deemed to be already transferred to MRV prior to such event as indicated above.

7. The Escrow Agent undertakes to perform only such duties as are expressly set forth herein.

8. MRV and the Selling Shareholders hereby agree to jointly and severally indemnify and hold the Escrow Agent harmless from and against any losses, costs, claims, or actions arising from or incurred in connection with the Escrow Agent's performance of his obligations in the SPA and this Agreement.

9. The Escrow Agent may rely and shall be protected in acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party according to this Agreement. The Escrow Agent may conclusively


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     presume that the undersigned representative of any party hereto which is a legal entity other than a natural person has full power and authority to instruct the Escrow Agent on behalf of that party unless written notice to the contrary is delivered to the Escrow Agent according to this Agreement.

10. The Escrow Agent shall not be liable for any action taken by it in good faith and believed by it to be authorized or within the rights or powers conferred upon it by this Agreement, and may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

11. The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving notice in writing of such resignation specifying a date upon which such resignation shall take effect, whereupon a successor Escrow Agent shall be appointed by MRV (subject to approval of Selling Shareholders, which shall not be unreasonably withheld).

12. The Escrow Agent shall be entitled to compensation (the "Escrow Fees") in the amount equivalent to 0.3 % of the value of the Escrowed Shares (equaling US$70.588 per share) for the services to be rendered by it hereunder and in addition to be reimbursed for all losses, liabilities or expenses, including reasonable attorneys' fees ("Reimbursement"), incurred or made by it without gross negligence or bad faith arising out of or in connection with its entering into this Agreement or carrying out its duties hereunder, including the costs and expenses of defending itself against any claim of liability in the premises. The Escrow Fees shall be shared equally between the Selling Shareholders and MRV. The Selling Shareholder's half of the Escrow Fees has been deducted from the MRV Shares being transferred to the Selling Shareholders, and as a result MRV shall pay the entire Escrow Fees to the Escrow Agent on or before Closing. The Reimbursement shall be borne equally by the Selling Shareholders and MRV with the joint and several liability among the Selling Shareholders. For avoidance of doubt, the Escrow Fees only cover the services of taking custody of the Escrowed Shares.

13. This Agreement expressly sets forth all the duties of the Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this Agreement against the Escrow Agent. The Escrow Agent shall not be bound by the provisions of any agreement among the parties hereto except this Escrow Agreement.

14. This Agreement shall inure to the benefit of and be binding upon the parties and their respective heirs, successors, assigns and legal representatives, and shall be governed by and construed in accordance with the laws of Delaware, the United States applicable to contracts made and to be performed therein and cannot be changed or terminated except by a writing signed by MRV, Selling Shareholders and the Escrow Agent.


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15.  This Agreement shall be interpreted in accordance with laws of Delaware, the United States without regard to its conflicts of law principles. The federal or state court of California shall have the exclusive jurisdiction over any disputes arising out of or in relation to this Agreement.

16. All notices and other communications pursuant to this Agreement shall be in writing and shall be given (and shall be deemed to have been duly given if so given) by hand delivery, cable, telegram or telex, or by mail (registered or certified mail, postage prepaid, return receipt requested) to the respective parties as follows:

     (a)  In the case of MRV:

          MRV Communications, Inc.
          8943 Fullbright Ave
          Chatsworth, CA 91311
          U.S.A.
          Attention: Edmund Glazer

          With a copy to:

          Baker & McKenzie
          15F, 168 Tun Hwa N. Road,
          Taipei, Taiwan
          Attention: David T. Liou

     (b)  In the case of Selling Shareholders:

          C. J. Hwang
          No. 46, Park Avenue II Road
          Science-Based Industrial Park
          Hsin-Chu, Taiwan, R.O.C. 30077

     (c)  In the case of Escrow Agent:

          Baker & McKenzie
          15F, 168 Tun Hwa N. Road,
          Taipei, Taiwan
          Attention: David T. Liou

     or to such other person or address as any of the parties hereto shall specify by notice in writing to all the other parties hereto.

17. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original instrument and all of which together shall constitute a single agreement.


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IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement on the date first above written.


                                            MRV COMMUNICATIONS INC.


                                            By: /s/ Edmund Glazer
                                                ----------------------------
                                                Edmund Glazer
                                                Vice President and CFO


                                            SELLING SHAREHOLDERS OF
                                            OPTRONICS INTERNATIONAL CORP.


                                            By: /s/ C. J. Hwang
                                                ----------------------------
                                                Dr. C. J. Hwang
                                                On behalf of the Selling
                                                Shareholders


                                            BAKER & McKENZIE, TAIPEI OFFICE


                                            By: /s/ David T. Liou
                                                ----------------------------
                                                David T. Liou
                                                Senior Partner


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                                   APPENDIX A

                                POWER OF ATTORNEY


I, Dr. C. J. Hwang on behalf of the Selling Shareholders, hereby irrevocably constitutes and appoints David T. Liou of Baker & McKenzie, Attorneys-at-Law, to be my attorney in the Republic of China, with full power of substitution and revocation, to hold up to Six Hundred and Eighty Thousand (680,000) shares, with all dividends, rights and interests accruing to or accrue upon the same, of MRV Communications Inc., which are registered in the name of the Selling Shareholders on the shareholders' roster of MRV; and to vote, transfer, assign, sell, pledge or otherwise dispose of the Escrowed Shares during the term of the Escrow Agreement and in accordance with the provisions of the Escrow Agreement.

IN WITNESS WHEREOF, I have executed this Power of Attorney on the 23rd day of April, 2000.


                              Selling Shareholders

                                 /s/ C. J. Hwang
                              -----------------------------------
                              Name:  C. J. Hwang
                              Title: Authorized Representative


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                                   APPENDIX B

                                STOCK ASSIGNMENT


FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE


                                          ______________________________________
________________________________________________________________________________
__________________________________Shares of the Common Stock ___________________
Stock of MRV Communications, Inc. Corporation standing in ______________________ name(s) on the books of said Corporation represented by Certificate(s) No. __________________________________________ herewith and do hereby irrevocable constitute and appoint _________________________________________________________
____________________________________________________________ attorney to transfer the said stock on the books of the within name corporation with full power of substitution.

Date:
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                              Signature Guaranteed:
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